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
LENDER                                             BORROWER                 FIXED RATE
Pat Mawhinney                              Interactive Planet, Inc.
9292 Buttonhill Ct.
Highlands Ranch, CO                                ADDRESS                 PROMISSORY
              80126                            89 Willowleaf Dr.              NOTE
                                              Littleton, CO 80127
                                                TELEPHONE NO.      CERTIFICATION NO.

OFFICER INITIALS   INTEREST RATE    PRINCIPAL AMOUNT   FUNDING DATE   MATURITY DATE   CUSTOMER NUMBER    LOAN NUMBER
                       10.00%          $45,110.00        3/31/96         12/31/97

                                          PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender, at the office indicated above, the principal amount of forty five thousand one hundred and ten and no/100's Dollars ($45,110.00) plus interest on the unpaid balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to current installments and then to late installments, as permitted by Law.

INTEREST RATE: Interest shall be computed on the base of 360 days per year. Interest on the Note shall be calculated at the fixed rate of ten percent (10.00%) per annum or at the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

     Interest and Principal is due at maturity.





All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL: If checked, / / this Note is a renewal of loan number _____________________________ .

PREPAYMENT/MINIMUM FINANCE CHARGE: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, as prepayments will be credited as determined by Lender and as permitted by law. If this
Note is prepaid in full there will be /X/ No minimum finance charge. / / A minimum finance charge of $ ___________, as permitted by law.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender as of Borrower's rights, title and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to
Lender's common law right of setoff. / / If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

LATE PAYMENT CHARGES: If an installment payment is received more than _________ days late, Borrower will be charged a late payment charge of / / __________________ % of the unpaid late installment, / / ___________% of the unpaid late installment or
$ ___________ , whichever is less; as permitted by law. No more than one (1) late payment charge will be imposed on any single installment of portion of any installment.

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BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE
PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

Dated: March 31, 1996

/s/ JON SIMMONS
--------------------------------------------------------                --------------------------------------------------------
BORROWER    Jon Simmons, CEO                                            BORROWER
            Interactive Planet, Inc.

/s/ PAT MAWHINNEY
--------------------------------------------------------                --------------------------------------------------------
BORROWER    Pat Mawhinney, President                                    BORROWER
            Interactive Planet, Inc.
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